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                                                                                              EXHIBIT 99.2

Banc One Credit Card Master Trust
Trust Allocation Report

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Distribution Date of:                                                                            15-Nov-00
Determined as of:                                                                                09-Nov-00
For Monthly Period Ending:                                                                       31-Oct-00
Days in Interest Period (30/360)                                                                        30
Days in Interest Period (Act/360)                                                                       30


Seller's Interest Test
----------------------
Ending Portfolio Principal Balance                                                        3,801,925,242.35
Trust EFA                                                                                             0.00
                                                                                          ----------------
Receivables + EFA                                                                         3,801,925,242.35

Trust Invested Amount                                                                     2,930,000,000.00
Trust PFA                                                                                             0.00
                                                                                          ----------------
Trust Adjusted Invested Amount                                                            2,930,000,000.00

Seller's Participation Amount (with EFA)                                                    871,925,242.35
Seller's Participation Amount (w/o EFA)                                                     871,925,242.35
Seller's Interest Percentage                                                                         22.93%

Required Seller's Interest Percentage                                                                 5.00%
Required Seller's Interest                                                                  190,096,262.12


Required Principal Balance Test
-------------------------------
Ending Portfolio Principal Balance                                                        3,801,925,242.35
Required Principal Balance                                                                2,930,000,000.00
                                                                                          ----------------
Net Excess/Deficit                                                                          871,925,242.35


EFA
---
Beginning Excess Funding Account Balance                                                              0.00
Required Excess Funding Account Deposit                                                               0.00
Excess Funding Account Withdrawal                                                                     0.00


Shared Principal Collections
----------------------------
Series 1996-A                                                                                60,176,991.11
Series 1997-1                                                                               184,141,592.88
Series 1997-2                                                                               108,318,584.08


Delinquent Accounts
-------------------
30 - 59 days                                                                       1.95%     76,816,532.45
60 - 89 days                                                                       1.32%     52,066,112.43
90 days +                                                                          2.39%     94,333,404.09
Total 30 days +                                                                    5.66%    223,216,048.97


Miscellaneous
-------------
Gross Credit Losses                                                                8.33%     26,619,932.92
Net Credit Losses                                                                  8.12%     25,961,613.10
Discount Option Receivables                                                                           0.00
Discount Percentage                                                                                   0.00%
Finance Charges Billed                                                                       53,384,469.57
Fees Billed                                                                                   9,113,617.71
Interchange                                                                                   8,534,250.28
Interest Earned on Collection Account                                                         2,441,305.66
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